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                                                                                  EXHIBIT 21.1

                            AMERICAN PRESIDENT COMPANIES, LTD.
                               SUBSIDIARIES OF THE COMPANY

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                        SUBSIDIARY                           JURISDICTION OF INCORP.
______________________________________________________________________________________________

ACS CANADA, LTD.                                                           CANADA
AMERICAN CONSOLIDATION SERVICES OF NORTH AMERICA, LTD.                     DELAWARE
AMERICAN CONSOLIDATION SERVICES, LTD.                                      HONG KONG
AMERICAN CONSOLIDATION SERVICES, LTD.                                      TAIWAN
AMERICAN CONSOLIDATION SERVICES (AUSTRALIA), PTY. LTD.                     AUSTRALIA
AMERICAN CONSOLIDATION SERVICES (PHILIPPINES), INC.                        PHILIPPINES
AMERICAN PRESIDENT BUSINESS LOGISTICS SERVICES, LTD.                       DELAWARE
AMERICAN PRESIDENT COMPANIES FOUNDATION                                    CALIFORNIA
AMERICAN PRESIDENT LINES CANADA, LTD.                                      CANADA
AMERICAN PRESIDENT LINES, LTD.                                             DELAWARE
AMERICAN PRESIDENT LINES (CHINA) COMPANY LIMITED                           PEOPLES REPUBLIC
                                                                              OF CHINA
AMERICAN PRESIDENT LINES (LANKA) AGENCIES LIMITED                          SRI LANKA
AMERICAN PRESIDENT TRUCKING COMPANY, LTD.                                  DELAWARE
APC DE MEXICO, S.A. DE C.V.                                                MEXICO
APL AGENCIES INDIA PRIVATE LIMITED                                         INDIA
APL (BANGLADESH) AGENCIES LIMITED                                          BANGLADESH
APL CORPORATION                                                            DELAWARE
APL EXPRESS LTD.                                                           DELAWARE
APL EXPRESS TRANSPORTATION, LTD.                                           DELAWARE
APL INFORMATION SERVICES, LTD.                                             DELAWARE
APL INTERNATIONAL CORPORATION                                              DELAWARE
APL LAND TRANSPORT SERVICES, INC.                                          TENNESSEE
APL NEWBUILDINGS, LTD.                                                     NEVADA
ASIAN-AMERICAN CONSOLIDATION SERVICES, LTD.                                CALIFORNIA
CBD CONTAINERS (PVT) LIMITED                                               SRI LANKA
CONTROLADORA APC MEXICANA, S.A. DE C.V.                                    MEXICO
EAGLE INTERMODAL, LTD.                                                     DELAWARE
EAGLE MARINE SERVICES, LTD.                                                DELAWARE
EAGLE MARINE SERVICES (INDIA), LTD.                                        DELAWARE
EMS DE MEXICO, S.A. DE C.V.                                                MEXICO
MULTI MODAL TRANSPORT INTERNATIONAL (PVT) LTD.                             PAKISTAN
NATOMAS REAL ESTATE COMPANY                                                CALIFORNIA
PIONEER INTERMODAL CONTAINER SERVICES CO., LTD                             THAILAND
SIAM INTERMODAL SERVICES LTD.                                              THAILAND
SONG-DOR HOLDINGS LIMITED                                                  HONG KONG
TRADE U.S.A., LTD.                                                         DELAWARE
VASCOR, LTD.                                                               DELAWARE
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